SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: October 20, 2004

                          Corgenix Medical Corporation
             (Exact Name of registrant as specified in its charter)


       Colorado             000-24541            93-1223466
   (State or other       Commission File      I.R.S. Employer
   jurisdiction of           Number)        Identification No.)
    incorporation)

12061 Tejon St.
Westminster, Colorado 80234
(Address, including zip code, of principal executive offices)

(303) 457-4345
(Registrant's telephone number including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting Material pursuant to Rule 14a-12 under the Exchange Act
(17
CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
   Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

           Item 1.01. Entry Into Material Definitive Agreement.

           As previously disclosed, Corgenix Medical Corporation ("the Company) and Genesis Bioventures, Inc. ("Genesis") agreed to an extension to the existing Amended and Restated Agreement and Plan of Merger (the "Merger Agreement") between the two companies. The extension has been executed in the form of Amendment No. 1 (the "Amendment") to the Merger Agreement, a copy of which is filed herewith as Exhibit 2.3.

      The Amendment states that if, during the period beginning on October 15, 2004 and ending nine months immediately following the Closing, Genesis Common Stock fails to trade at or above $0.53 per share for at least twelve (12) trading days in any consecutive twenty (20) trading day period, then an additional Seven Million (7,000,000) shares of Genesis Common Stock shall be issued to those former holders of shares of the Company's Capital Stock. Section
6.3 of the Merger Agreement is amended to state that Genesis must file the applicable preliminary proxy materials with the SEC as promptly as practicable and, in any case, by November 30, 2004. A new section 9.19 to the Merger Agreement provides that the number of Dissenting Shares of the Company shall not consist of more than twelve and one-half percent (12.5%) of the issued and outstanding shares of Corgenix common stock, excluding shares owned by officers, directors, and Medical & Biological Laboratories Company, Ltd. Section 14.1 of the Merger Agreement is amended to change the date after which the Company or GBI may unilaterally terminate the Merger Agreement if the closing has not yet occurred from July 30, 2004 to February 28, 2005. In addition, the section is further amended to allow the Company to terminate the Merger Agreement at any time prior to November 30, 2004 if it is not satisfied with the terms or the progress of the new equity financing which is a condition to the closing of the Merger pursuant to section 9.13 of the Merger Agreement, or if at any time between October 15, 2004 and November 30, 2004 there shall have been any material adverse change in the financial condition of Genesis.

      References to the Merger Agreement and the Amendment are qualified in their entirety to the complete text of such documents filed herewith or previously filed with the Securities and Exchange Commission and incorporated herein by reference.

      Capitalized terms used herein and not otherwise defined are used as defined in the Merger Agreement, as amended.


      Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits
          2.3      Amendment No. 1 to Amended and Restated Agreement and Plan
                        of Merger


                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      DATED, this 20th day of October, 2004.

                                    Corgenix Medical Corporation
                                    By:  /s/ Douglass T. Simpson
                                         -------------------------
                                         Douglass T. Simpson
                                           President

                               AMENDMENT NO. 1 TO
                AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

      THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER (this "Amendment"), dated as of October 15, 2004, is among Genesis Bioventures, Inc., a New York corporation ("Parent"); GBI Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Acquisition Corp."); and Corgenix Medical Corporation, a Nevada corporation ("Target"), and amends that certain Amended and Restated Agreement and Plan of Merger dated as of May 21, 2004 among the parties hereto (the "Original Agreement").

      WHEREAS, the parties to the Original Agreement desire to amend the Original Agreement as set forth herein.

      NOW, THEREFORE, in consideration of the mutual promises herein made, and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1. Amendment and Restatement of Section 3.1 of the Original Agreement.
Section 3.1 is hereby amended and restated to read in its entirety as follows:

           "3.1 Merger Consideration.

                (a) The aggregate consideration payable by the PARENT in the Merger to holders of shares of TARGET capital stock ("TARGET Capital Stock"), shall, subject to Section 3.1(b) hereof, consist of Fourteen Million (14,000,000) shares (the "Merger Shares") of the common stock, $0.0001 par value per share, of PARENT ("PARENT Common Stock"). Immediately prior to the transactions contemplated hereunder, PARENT shall have contributed the Merger Shares to the capital of ACQUISITION CORP. for issuance upon the Closing.

                (b) If, during the period beginning on the date first written above and ending nine months immediately following the Closing (the "Contingency Period"), PARENT Common Stock fails to trade at or above $0.53 per share for at least twelve (12) trading days in any consecutive twenty (20) trading day period, then an additional Seven Million (7,000,000) shares of PARENT Common Stock (the "Contingent Shares") shall be issued to those former holders of shares of TARGET Capital Stock who tendered shares to Parent at the Closing, with each such former holder receiving Contingent Shares as per an exchange ratio determined by dividing 7,000,000 by the full amount of all of the issued and outstanding shares of TARGET Capital Stock immediately prior to the Effective Time. If issued pursuant to this Section 3(b), the Contingent Shares shall be issued within fifteen days following the expiration of the Contingency Period. PARENT shall have deposited the Contingent Shares with an escrow agent mutually satisfactory to PARENT and TARGET prior to the Closing. At or prior to the Closing, PARENT and TARGET shall execute and deliver an escrow agreement to govern the terms upon which the Contingent Shares shall be held in and, if applicable, released from, escrow.

      2. Amendment of Section 6.3 of the Original Agreement. Section 6.3 is hereby amended and restated as follows:

           "6.3 Approval of Stockholders. Both PARENT and TARGET shall take, as promptly as reasonably practicable, and prosecute with all due and appropriate speed, such other steps reasonably necessary to obtain all stockholder and regulatory approvals required for the consummation of the Merger and the other transactions contemplated by this Agreement, including specifically, in the case of PARENT, the filing of applicable preliminary proxy materials with the SEC as promptly as practicable and, in any case, by November 30, 2004, and the mailing of definitive final proxy materials to stockholders as soon as practicable and permissible in anticipation of meetings of the shareholders of PARENT and TARGET to be held as promptly as practicable and permissible but in any case, on or before February 28, 2005, or such later date as may be approved by the parties in the sole discretion of each, for approval of the Merger and the other aforesaid transactions."

      3. Amendment of Section 9.13 of the Original Agreement. Section 9.13 is hereby amended by adding "(the "Takeout Financing")" immediately after "financing."

      4. A new section 9.19 is hereby inserted, to read as follows:

           "9.19 Dissenters. The number of Dissenting Shares shall not consist of more than twelve and one-half percent (12.5%) of the issued and outstanding shares of TARGET Common Stock, excluding shares owned by officers, directors, and Medical & Biological Laboratories Company, Ltd.

      5. Amendment of Section 10.1 of the Original Agreement. Section 10.1 is hereby amended and restated as follows:

           "10.1 Closing. Unless this Agreement shall have been terminated pursuant to the provisions of Article XIV hereof, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of PARENT 1A-3033 King George Hwy. Surrey, BC, Canada V4P 1B8, at 10:00 am, local time, on the date which is three (3) business days after all conditions to closing have been satisfied or are first capable of being satisfied, but in no event later than February 28, 2005 unless otherwise mutually agreed by the parties to this Agreement. The date on which the Closing occurs is referred to as the "Closing Date." The Closing shall be deemed completed as of 12:01 a.m.
      on the morning of the Closing Date."


      6. Amendment of Section 14.1 of the Original Agreement. Section 14.1 is hereby amended by replacing "July 30, 2004" with "February 28, 2005" in subsection (b) thereof, and by adding the following new paragraphs:

      "(e) by Corgenix (acting through its board of directors) if at any time prior to November 30, 2004 Corgenix is not satisfied in its sole discretion with the terms of the Takeout Financing or progress made to complete the Takeout Financing; or

      (f) by Corgenix (acting through its board of directors) if at any time between the date hereof and November 30, 2004 there shall have been any material adverse change in the financial condition of Parent."

      7. Authorization. This Amendment has been duly executed and delivered by each party hereto and constitutes a valid and binding obligation of each such party, enforceable in accordance with its terms.

      8. No Other Amendments. Except as expressly amended hereby, the provisions of the Original Agreement are and shall remain in full force and effect.

      9. Counterparts and Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, and delivered by means of facsimile transmission or otherwise, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement. If any party hereto elects to execute and deliver a counterpart signature page by means of facsimile transmission, it shall deliver an original of such counterpart to each of the other parties hereto within ten days of the date hereof, but in no event will the failure to do so affect in any way the validity of the facsimile signature or its delivery.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.




                               GENESIS BIOVENTURES, INC.


                               By: s/ E. Greg McCartney
                                   ---------------------
                                Name: E. Greg McCartney
                                Its: Chairman and CEO




                              GBI ACQUISITION CORP.

                               By: s/ E. Greg McCartney
                                   ---------------------
                                Name: E. Greg McCartney
                                Its: Chairman and CEO



                               CORGENIX MEDICAL CORPORATION

                               By: s/ Luis R. Lopez, MD
                                   --------------------
                                 Name: Luis R. Lopez, MD
                                 Its: CEO